UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2024

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 23rd Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6132

667 Madison Avenue

New York, New York 10065

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	INTEU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	INTE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	INTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 2, 2024, Integral Acquisition Corporation 1, a Delaware corporation (the “Company”), entered into an assignment, novation and amendment agreement (the “Novation Agreement”) with FB Parent Limited, a limited company incorporated under the laws of England and Wales (the “Assignor”), Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales (the “Assignee”), Gaucho MS, Inc., a Delaware corporation (“Merger Sub”), Flybondi Limited, a private limited company incorporated under the laws of England and Wales (“Flybondi”) and the Joining Sellers (as defined in the Novation Agreement). Pursuant to the Novation Agreement, the Assignor assigned to the Assignee all of its liabilities, agreements, obligations, rights and duties in, under, and arising from that certain Business Combination Agreement, dated as of October 19, 2023 (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, the Assignor, Merger Sub, Flybondi, and certain holders of Flybondi’s outstanding shares that have executed the Business Combination Agreement (the “Substitution”).

Also on July 2, 2024, the Company, Integral Sponsor LLC, a Delaware limited liability company, and Flybondi entered into Amendment No. 1 to Sponsor Support Agreement (“Amendment to Sponsor Support Agreement”) to reflect the Substitution.

The above summary of the Novation Agreement and Amendment to Sponsor Support Agreement is qualified in its entirety by reference to the complete text of the Novation Agreement and Amendment to Sponsor Support Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Assignment, Novation and Amendment Agreement, dated July 2, 2024, by and among Integral Acquisition Corporation 1, FB Parent Limited, Flybondi Holdings plc, Gaucho MS, Inc., Flybondi Limited, and the Joining Sellers.

10.2	Amendment No. 1 to Sponsor Support Agreement, dated July 2, 2024, by and among Integral Acquisition Corporation 1, Integral Sponsor LLC, and Flybondi Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Acquisition Corporation 1

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Chief Executive Officer

Dated: July 9, 2024